CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 18, 2016, relating to the financial statements and financial highlights, which appear in the December 31, 2015 Annual Reports to Shareholders of Columbia Variable Portfolio – Asset Allocation Fund, Columbia Variable Portfolio – Contrarian Core Fund, Columbia Variable Portfolio – Long Government/Credit Bond Fund (formerly known as Columbia Variable Portfolio – Core Bond Fund), Columbia Variable Portfolio – Diversified Absolute Return Fund, Columbia Variable Portfolio – Select Large Cap Growth Fund, Columbia Variable Portfolio – Small Cap Value Fund, Columbia Variable Portfolio – Strategic Income Fund, Variable Portfolio – Multi-Manager Diversified Income Fund, Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund, and Variable Portfolio – Lazard International Equity Advantage Fund (formerly known as Variable Portfolio – Pyrford International Equity Fund) (ten of the funds constituting Columbia Funds Variable Insurance Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 22, 2016, relating to the financial statements and financial highlights, which appear in the December 31, 2015 Annual Reports to Shareholders of Columbia Variable Portfolio – Managed Volatility Conservative Fund, Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund, Columbia Variable Portfolio – Managed Volatility Growth Fund, Columbia Variable Portfolio – Small Company Growth Fund, Variable Portfolio – AQR Managed Futures Strategy Fund (five of the funds constituting Columbia Funds Variable Insurance Trust), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2016